SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2003

COMMISSION FILE: 0-31659

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	86-0824673
(State or other jurisdiction or incorporation or organization)	(I.R.S. Employer Identification No.)

9255 Towne Centre Drive, Suite 225

San Diego, CA 92121

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated October 27, 2003.

ITEM 9.	INFORMATION BEING FURNISHED UNDER ITEM 12

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.” This information shall not be deemed “filed “ for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Novatel Wireless Inc. reports its financial results in accordance with GAAP and additionally on a non-GAAP basis referred to as pro forma. These pro forma measures are not in accordance with, nor are they a substitute for, GAAP measures and may not be consistent with the presentation used by other companies. Novatel Wireless Inc. uses the pro forma financial measures to evaluate and manage its operations. Novatel Wireless Inc. is providing this information to investors to allow for the performance of additional financial analysis.

Novatel Wireless Inc. announced its financial results for the third quarter ended September 30, 2003 in a press release dated October 27, 2003. The press release is attached as Exhibit 99.1 to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Novatel Wireless, Inc.

Date: October 27, 2003	By:	/s/ Melvin L. Flowers
Melvin L. Flowers Senior Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated October 27, 2003.